SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 2005
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                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    000-30362
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                            (Commission File Number)


Delaware                                                            74-2846643
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(State of Other Jurisdiction of Incorporation)                   (IRS Employer
                                                           Identification No.)

8300 North MoPac Expressway, Austin, Texas                 78759
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(Address of Principal Executive Offices)              (Zip Code)


                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to
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|_|  Written communications pursuant to Rule 425 under the Securities Act (17
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|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            Officers.

(d) On April 15, 2005, the board of directors of Crossroads Systems, Inc. elected Dr. Ashok K. Chandra, 56, as a Class II director, to serve until the 2006 annual meeting of stockholders.

         Dr. Chandra brings over 25 years of experience in the information technology industry. Currently, he serves as President and Chief Executive Officer of Contessence Software, a private software company that he founded. Prior to founding Contessence Software, Dr. Chandra served as Interim CEO of SpeeDEV Inc., a private enterprise lifecycle management software company. From March 2000 to September 2003, Dr. Chandra served as Senior Vice President of Development and New Business Activities at Verity, Inc., a public enterprise software company, where he was responsible for repositioning the business and for product development. Prior to joining Verity, he served as Director of Database and Distributed Systems at IBM Almaden, and also managed the Computer Science Department. Dr. Chandra and his team were instrumental in major IBM products including the DB2 database system, TSM storage system, and the Trackpoint device in laptops. Dr. Chandra holds a B.Tech from IIT Kanpur, an M.S. from the University of California, and a Ph.D. from Stanford University.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CROSSROADS SYSTEMS, INC.



Dated:  April 21, 2005                     By: /s/ Rob Sims
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                                                   Rob Sims
                                                   President and Chief
                                                   Executive Officer



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